SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                             (Amendment No. __ )

[X] Filed by the Registrant
[ ] Filed by a party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use  of  the  Commission  Only  (as  permitted  by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S)240.14a-12

             INVESCO STOCK FUNDS, INC.

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] $125 per  Exchange Act  Rules  0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11/

      1.  Title of each class of securities to which transaction applies:

          _______________________________________________________________

      2.  Aggregate number of securities to which transaction applies:

          _______________________________________________________________

      3.  Per unit price or other underlying value of transaction computed
          pursuant to Exchange Act Rule 0-11   (Set forth the amount on which
          the filing fees calculated and state how it was determined):

          _______________________________________________________________

      4.  Proposed maximum aggregate value of transaction:

          _______________________________________________________________

      5.  Total fee paid:

          _______________________________________________________________

[ ] Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.  Amount Previously Paid:
          ______________________________________________
      2.  Form Schedule or Registration Statement No.
          ______________________________________________
      3.  Filing Party:
          ______________________________________________
      4.  Date Filed:
          ______________________________________________

                                                         ADJOURNED MEEING NOTICE
--------------------------------------------------------------------------------
                                                                January 17, 2003


                              INVESCO ENDEAVOR FUND
                            4350 South Monaco Street
                                Denver, CO 80237


                            ADJOURNED MEETING NOTICE:
                         SPECIAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON WEDNESDAY, JANUARY 29, 2003

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of the INVESCO Endeavor Fund has been adjourned in order for the Fund to solicit additional votes with respect to the proposal. The meeting has been adjourned to Wednesday, January 29, 2003 at 10:00 a.m. (Mountain Time). The Fund's records indicate that as of October 23, 2002 ("Record Date" for the meeting), you were holding shares of the Fund and have not yet issued a vote. PLEASE TAKE THE TIME NOW TO CAST YOUR VOTE. In order for your vote to be represented, we must receive your instructions on or before the meeting on Wednesday, January 29, 2003.


For your convenience, we have established four easy methods by which to register your vote:

      1. BY PHONE:      For automated phone voting, call 1-866-837-1889,
         --------       available 24 hours a day. Enter the 14-digit control
                        number located on your proxy card and follow the prompts.

      2. BY INTERNET:   Access HTTPS://VOTE.PROXY-DIRECT.COM and enter the 14-
         -----------    digit control number printed on your proxy card.

      3. BY FAX:        Fax your executed proxy to us toll-free at
         ------         1-888-796-9932, anytime.

      4. BY MAIL:       Simply return your executed proxy in the enclosed
         -------        postage paid envelope.


                       DON'T HESITATE. PLEASE VOTE TODAY!

As the date of the special meeting moves closer and we still have not received your proxy, you may receive a call asking you to exercise your right to vote.

Thank you in advance for your participation.

















                                                                     12761-R-ADJ